UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                     December 8, 2005 (December 2, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-22356                    58-20583
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On December 2, 2005, Friedman's Inc. ("Friedman's" or the "Company") issued a press release announcing that, in connection with its ongoing cooperation with the United States Attorney's Office for the Eastern District of New York (the "EDNY") and the United States Securities and Exchange Commission (the "SEC"), the Company has entered into settlement agreements with both agencies. Since approximately September 2003 the SEC and the EDNY have been conducting investigations into certain of Friedman's activities during the time period between approximately 1999 and 2003. The settlements with the EDNY and the SEC are subject to approval by the U.S. Bankruptcy Court for the Southern District of Georgia, Savannah Division (the "Bankruptcy Court") and/or district court approval. The text of the press release is attached as Exhibit
99.1 to this Current Report.

         The Non-Prosecution Agreement ("NPA") entered into with the EDNY provides, among other things, that Friedman's will pay $2 million to the United States Postal Inspection Service's Consumer Fraud Fund to support fraud prevention and consumer education initiatives. Furthermore, Friedman's agrees to make certain reforms to its corporate governance and financial accounting controls. In accordance with the NPA, no criminal charges will be filed against the Company. The text of the NPA and documents related thereto are attached as
Exhibit 10.1 to this Current Report.

         Under the terms of the settlement with the SEC (the "Consent"), no monetary fines will be imposed, but the Company has agreed to consent to a permanent injunction against future violations of the antifraud, reporting, books and records and internal control provisions of the federal securities laws. The text of the Consent and documents related thereto are attached as
Exhibit 10.2 to this Current Report. Furthermore, under the terms of an additional settlement with the SEC, Friedman's has consented to the entry of an order (the "SEC Order") by the SEC that revokes the registration of each class of its securities. The text of the form of the SEC Order and a related Offer of Settlement in connection with the foregoing, are attached as Exhibit 99.2 and 99.3, respectively, to this Current Report.

Item 8.01         Other Events.

         On December 5, 2005 the Bankruptcy Court entered an order (the "IRS Order") regarding the terms of a settlement between the Company and the Internal Revenue Service (the "IRS") in connection with certain tax claims asserted by the IRS against Friedman's for the years 2001, 2002, 2003 and 2004. The text of the SEC Order is attached as Exhibit 99.4 to this Current Report and incorporated by reference into this Item.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit
Number                Description
------                -----------

Exhibit 10.1          Non-Prosecution Agreement by and between Friedman's Inc.
                      and the United States Attorney's Office for the Eastern District of New York

Exhibit 10.2          Complaint and Consent of Friedman's Inc. and Proposed
                      Final Judgment

Exhibit 99.1          Press Release, dated December 2, 2005

Exhibit 99.2 Form of Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934

Exhibit 99.3          Offer of Settlement of Friedman's Inc.

Exhibit 99.4 Order of the Bankruptcy Court, entered December 5, 2005, regarding the Internal Revenue Service's Proofs of Claim

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FRIEDMAN'S INC.


Date:     December 8, 2005                   By:  /s/  C. Steven Moore
                                                   ----------------------------
                                                   C. Steven Moore
                                                   Chief Administrative Officer
                                                   and General Counsel


                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 10.1          Non-Prosecution Agreement by and between Friedman's Inc.
                      and the United States Attorney's Office for the Eastern District of New York

Exhibit 10.2          Complaint and Consent of Friedman's Inc. and Proposed
                      Final Judgment

Exhibit 99.1          Press Release, dated December 2, 2005

Exhibit 99.2 Form of Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934

Exhibit 99.3          Offer of Settlement of Friedman's Inc.

Exhibit 99.4 Order of the Bankruptcy Court, entered December 5, 2005, regarding the Internal Revenue Service's Proofs of Claim